UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2017

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2017, the Board of Directors (the “Board”) of Wesco Aircraft Holdings, Inc. (the “Company”) appointed Todd Renehan to serve as the Company’s Chief Executive Officer, effective immediately.  Also on April 26, 2017, the Board appointed Alex Murray to serve as President and Chief Operating Officer of the Company, effective immediately.  Mr. Renehan replaces David Castagnola, who retired as President, Chief Executive Officer and as a director of the Company, effective April 26, 2017.  The Board also acted on April 26, 2017 to appoint Mr. Renehan as a Class I director of the Company, with his initial term expiring at the Company’s 2018 annual meeting of stockholders, to fill the vacancy created by the retirement of Mr. Castagnola.

Mr. Renehan, age 54, joined the Company as Executive Vice President and Chief Commercial Officer following the Company’s acquisition of Haas Group International, where Mr. Renehan served as President from 2013 until the acquisition in 2014. From 2010 to 2013, Mr. Renehan was Executive Vice President and Chief Commercial Officer of Haas Group International. In 2010, Mr. Renehan served as Chief Commercial Officer for Damco, a division of Maersk, and from 1985 to 2009, he worked in various capacities for global transportation services provider Ryder System, Inc., ultimately serving as Executive Vice President of Sales, Marketing and Rental.

Mr. Murray, age 47, joined the Company in 2000 and has served as Executive Vice President and Chief Operations Officer (previously, Vice President of Global Operations) since 2010. He previously served as the Company’s EU Managing Director from 2005 to 2010, Director of Contract Business from 2003 to 2005 and Logistic Manager from 2000 to 2003. Prior to joining the Company, Mr. Murray was employed by BAE Systems, a global defense, security and aerospace company, in various roles within the logistics, procurement and supply chain organizations.

In connection with his retirement as President and Chief Executive Officer, Mr. Castagnola entered into a separation agreement (the “Separation Agreement”) with the Company and its wholly owned subsidiary, Wesco Aircraft Hardware Corp. (“Hardware”), pursuant to which he will receive the severance payments and benefits set forth in the Executive Severance Agreement between Mr. Castagnola and Hardware dated April 6, 2015 as well as accelerated vesting of certain equity awards.

The foregoing description of the Separation Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On April 28, 2017, the Company announced its preliminary financial information for the fiscal quarter ended March 31, 2017. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties.

The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission.  All forward-looking statements included in this communication (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
10.1	Separation Agreement with David Castagnola dated April 27, 2017

99.1	Press Release, issued by the Company on April 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Richard J. Weller
Richard J. Weller
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement with David Castagnola dated April 27, 2017

99.1	Press Release, issued by the Company on April 28, 2017